Exhibit 99.1

BANKFINANCIAL CORPORATION

Second QUARTER 2024

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected unaudited quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2024		2023
	IIQ	IQ	IVQ	IIIQ	IIQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.58%	0.46%	0.56%	0.63%	0.61%
Return on equity (ratio of net income to average equity) (1)	5.44	4.38	5.37	6.16	6.02
Net interest rate spread (1)	3.11	3.07	3.01	3.16	3.23
Net interest margin (TEB) (1) (2)	3.67	3.59	3.48	3.57	3.58
Efficiency ratio (3)	80.39	84.11	77.39	76.02	79.11
Noninterest expense to average total assets (1)	3.03	3.17	2.92	2.86	2.94
Average interest–earning assets to average interest–bearing liabilities	134.44	135.89	136.25	136.78	136.86
Number of full service offices	18	18	18	18	18
Employees (full time equivalents)	206	217	205	200	198

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$19,505	$18,533	$19,781	$19,691	$20,401
Interest-bearing deposits in other financial institutions	132,273	113,907	158,703	151,870	94,930
Interest-bearing time deposits in other financial institutions	34,913	30,748	29,513	2,725	2,977
Securities, at fair value	222,906	239,549	153,203	155,700	166,670
Loans receivable, net	987,745	1,007,980	1,050,761	1,105,604	1,170,767
Foreclosed assets, net	1,898	2,332	2,777	902	950
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	7,490	7,490	7,490	7,490	7,490
Premises held-for-sale	—	—	523	540	540
Premises and equipment, net	22,765	22,614	22,950	22,914	22,957
Bank-owned life insurance	18,291	18,382	18,469	18,556	18,644
Deferred taxes	4,019	4,159	4,512	4,979	5,476
Other assets	25,885	14,364	18,702	14,483	14,894
Total assets	$1,477,690	$1,480,058	$1,487,384	$1,505,454	$1,526,696

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,252,273	$1,259,286	$1,261,623	$1,275,828	$1,303,720
Borrowings	25,000	25,000	25,000	25,000	25,000
Subordinated notes, net of unamortized issuance costs	18,715	18,705	19,678	19,667	19,656
Other liabilities	24,224	21,036	25,700	31,204	26,017
Total liabilities	1,320,212	1,324,027	1,332,001	1,351,699	1,374,393
Stockholders’ equity	157,478	156,031	155,383	153,755	152,303
Total liabilities and stockholders’ equity	$1,477,690	$1,480,058	$1,487,384	$1,505,454	$1,526,696

(1)	Annualized
(2)	On a tax equivalent basis (“TEB”) assuming a federal income tax rate of 21% and an average state income tax rate of 9.5%.
(3)	The efficiency ratio represents noninterest expense, divided by the sum of net interest income and noninterest income.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2024		2023
	IIQ	IQ	IVQ	IIIQ	IIQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$17,655	$17,345	$16,923	$16,894	$16,178
Total interest expense	5,079	4,818	4,491	3,940	3,235
Net interest income	12,576	12,527	12,432	12,954	12,943
Provision for (recovery of) credit losses	(122)	12	317	136	(188)
Net interest income after provision for (recovery of) credit losses	12,698	12,515	12,115	12,818	13,131
Noninterest income	1,276	1,461	1,625	1,240	1,239
Noninterest expense	11,135	11,766	10,879	10,790	11,220
Income before income tax	2,839	2,210	2,861	3,268	3,150
Income tax expense	705	500	782	899	838
Net income	$2,134	$1,710	$2,079	$2,369	$2,312
Basic and diluted earnings per common share	$0.17	$0.14	$0.17	$0.19	$0.18

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$834	$809	$836	$836	$830
Loan servicing fees	97	156	164	98	141
Trust insurance commissions and annuities income	349	450	347	290	276
(Loss) gain on sale of premises and equipment	(9)	(75)	—	—	13
Valuation adjustment on bank premises held-for-sale	—	—	(17)	—	(32)
Loss on bank-owned life insurance	(91)	(87)	(87)	(88)	(87)
Gain on repurchase of Subordinated notes	—	107	—	—	—
Other	96	101	382	104	98
Total noninterest income	$1,276	$1,461	$1,625	$1,240	$1,239

Noninterest Expense
Compensation and benefits	$5,943	$6,052	$5,679	$5,369	$5,629
Office occupancy and equipment	1,861	2,241	1,937	2,046	2,031
Advertising and public relations	112	90	139	171	262
Information technology	1,049	1,002	974	944	965
Professional fees	382	454	292	366	355
Supplies, telephone, and postage	292	286	289	311	295
FDIC insurance premiums	144	161	207	222	282
Other	1,352	1,480	1,362	1,361	1,401
Total noninterest expense	$11,135	$11,766	$10,879	$10,790	$11,220

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2024		2023
	IIQ	IQ	IVQ	IIIQ	IIQ
LOANS
One–to–four family residential real estate	$17,707	$18,247	$18,945	$19,233	$20,448
Multi-family residential real estate	527,542	526,087	527,460	528,251	542,165
Nonresidential real estate	109,635	110,319	118,016	117,641	120,505
Commercial loans and leases	339,216	360,328	393,321	447,687	495,520
Consumer	1,787	1,248	1,364	1,351	1,355
	995,887	1,016,229	1,059,106	1,114,163	1,179,993
Allowance for credit losses	(8,142)	(8,249)	(8,345)	(8,559)	(9,226)
Loans, net	$987,745	$1,007,980	$1,050,761	$1,105,604	$1,170,767

LOAN ORIGINATIONS (1)
One–to–four family residential real estate	$268	$173	$758	$137	$128
Multi-family residential real estate	14,177	5,561	6,226	5,902	6,686
Nonresidential real estate	34	—	3,183	834	200
Commercial loans	171,430	158,172	145,930	172,081	157,704
Equipment finance	6,207	3,427	8,141	14,442	7,290
Consumer	1,184	471	617	514	539
	$193,300	$167,804	$164,855	$193,910	$172,547
Weighted average interest rate	8.76%	9.04%	9.09%	9.11%	9.24%

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate	$823	$852	$1,049	$1,409	$1,139
Multi-family residential real estate	12,387	6,931	7,336	19,784	9,095
Nonresidential real estate	711	7,684	3,278	3,253	2,934
Commercial loans	165,347	161,429	148,964	176,493	169,402
Equipment finance	33,140	34,669	55,433	56,844	43,567
Consumer	682	612	565	529	675
	$213,090	$212,177	$216,625	$258,312	$226,812
Weighted average interest rate	8.16%	8.25%	7.85%	7.86%	8.35%

(1)	Loan originations include purchased loans, draws on revolving lines of credit and exclude loan renewals.
(2)	Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2024		2023
	IIQ	IQ	IVQ	IIIQ	IIQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate	$39	$34	$37	$40	$45
Multi–family residential real estate	—	—	—	—	148
Nonresidential real estate	380	—	—	—	—
Equipment finance	20,395	20,475	21,294	23,468	23,965
	20,814	20,509	21,331	23,508	24,158

Loans past due over 90 days still accruing	—	—	1,007	6,245	—

Foreclosed assets, net
Other real estate owned	—	—	405	468	472
Other foreclosed assets	1,898	2,332	2,372	434	478
	1,898	2,332	2,777	902	950

Nonperforming assets	$22,712	$22,841	$25,115	$30,655	$25,108

Asset Quality Ratios
Nonperforming assets to total assets	1.54%	1.54%	1.69%	2.04%	1.64%
Nonperforming loans to total loans (1)	2.09	2.02	2.11	2.67	2.05
Nonperforming commercial-related loans to total commercial-related loans (2)	2.13	2.05	2.15	2.72	2.08
Nonperforming residential and consumer loans to total residential and consumer loans	0.20	0.17	0.18	0.19	0.21
Allowance for credit losses to nonperforming loans	39.12	40.22	37.36	28.77	38.19

Concentrations of Credit
Commercial real estate for FFIEC concentration limits	$621,628	$620,694	$624,575	$624,469	$641,022
% FFIEC total capital	359.51%	364.28%	370.83%	363.55%	372.44%

Multi–family mortgage loans - 50% risk based capital qualified (included above)	$269,868	$297,958	$315,179	$248,128	$175,902
% FFIEC total capital	156.07%	174.87%	187.13%	144.45%	102.20%

(1)	Nonperforming loans include nonaccrual loans and loans past due 90 days and still accruing.
(2)	Commercial-related loans include multi-family mortgage, nonresidential real estate, and commercial loans and leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2024		2023
	IIQ	IQ	IVQ	IIIQ	IIQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate	$167	$204	$272	$282	$272
Multi–family residential real estate	1,421	—	—	—	—
Nonresidential real estate	457	465	—	—	—
Commercial loans and leases	3,154	3,606	4,056	5,685	3,759
Consumer	3	5	3	3	5
	$5,202	$4,280	$4,331	$5,970	$4,036

ALLOWANCE FOR CREDIT LOSSES
Beginning balance	$8,249	$8,345	$8,559	$9,226	$10,032
Charge–offs:
One-to-four family residential real estate	—	—	(1)	—	—
Commercial loans and leases	(10)	(158)	(570)	(889)	(638)
Consumer	(12)	(13)	(9)	(14)	(7)
	(22)	(171)	(580)	(903)	(645)
Recoveries:
One-to-four family residential real estate	2	3	1	32	7
Multi-family residential real estate	4	6	5	4	6
Commercial loans and leases	7	5	50	20	6
	13	14	56	56	19

Net charge–offs	(9)	(157)	(524)	(847)	(626)
Provision for (recovery of) credit losses - loans	(98)	61	310	180	(180)
Ending balance	$8,142	$8,249	$8,345	$8,559	$9,226

Allowance for credit losses to total loans	0.82%	0.81%	0.79%	0.77%	0.78%
Net charge–offs ratio (1)	—	(0.06)	(0.19)	(0.30)	(0.21)

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2024		2023
	IIQ	IQ	IVQ	IIIQ	IIQ
DEPOSITS
Noninterest–bearing demand	$262,585	$256,698	$260,851	$258,318	$278,170
Interest–bearing NOW accounts	287,668	297,010	306,548	326,874	349,374
Money market accounts	311,276	309,695	297,074	291,154	271,194
Savings deposits	167,250	171,521	174,759	178,318	190,277
Certificates of deposit - retail	223,494	224,362	222,391	220,915	214,456
Certificates of deposit - wholesale	—	—	—	249	249
	$1,252,273	$1,259,286	$1,261,623	$1,275,828	$1,303,720

SELECTED AVERAGE BALANCES
Total average assets	$1,470,076	$1,484,332	$1,492,759	$1,511,422	$1,526,246
Total average interest–earning assets	1,399,280	1,415,175	1,425,504	1,444,259	1,459,369
Average loans	1,010,123	1,031,256	1,088,172	1,141,788	1,206,175
Average securities	242,591	186,339	161,772	167,046	173,350
Average stock in FHLB & FRB	7,490	7,490	7,490	7,490	7,490
Average other interest–earning assets	139,076	190,090	168,070	127,935	72,354
Total average interest–bearing liabilities	1,040,842	1,041,381	1,046,249	1,055,874	1,066,332
Average interest–bearing deposits	997,132	996,741	1,001,576	1,011,212	1,021,023
Average borrowings and Subordinated notes	43,710	44,640	44,673	44,662	45,309
Average stockholders’ equity	156,785	156,115	154,927	153,796	153,703

SELECTED YIELDS AND COST OF FUNDS (1)
Total average interest–earning assets	5.07%	4.93%	4.71%	4.64%	4.45%
Average loans	5.32	5.21	4.99	4.96	4.77
Average securities (TEB) (2)	4.09	2.96	2.12	1.95	2.03
Average other interest–earning assets	5.51	5.51	5.48	5.40	5.09
Total average interest–bearing liabilities	1.96	1.86	1.70	1.48	1.22
Average interest–bearing deposits	1.87	1.75	1.59	1.36	1.08
Average cost of total deposits	1.49	1.39	1.26	1.07	0.85
Average cost of retail and commercial deposits	1.87	1.75	1.59	1.36	1.08
Average cost of wholesale deposits, borrowings and Subordinated notes	4.19	4.34	4.18	4.18	4.21
Average cost of funds	1.58	1.49	1.36	1.18	0.96
Net interest rate spread	3.11	3.07	3.01	3.16	3.23
Net interest margin (TEB) (2)	3.67	3.59	3.48	3.57	3.58

(1)	Annualized
(2)	On a tax equivalent basis assuming a federal income tax rate of 21% and an average state income tax rate of 9.5%.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2024		2023
	IIQ	IQ	IVQ	IIIQ	IIQ
CAPITAL RATIOS
BankFinancial Corporation (1)
Equity to total assets (end of period)	10.66%	10.54%	10.45%	10.21%	9.98%
Risk–based total capital ratio	20.52	20.73	20.70	19.13	17.75
Common Tier 1 (CET1)	17.60	17.75	17.66	16.30	15.05
Risk–based tier 1 capital ratio	17.60	17.75	17.66	16.30	15.05
Tier 1 leverage ratio	10.75	10.59	10.54	10.38	10.23
Tier 1 capital	$157,984	$157,062	$157,246	$156,780	$156,050
BankFinancial, NA (2)
Risk–based total capital ratio	19.31%	19.30%	18.96%	17.90%	16.64%
Common Tier 1 (CET1)	18.46	18.43	18.13	17.10	15.83
Risk–based tier 1 capital ratio	18.46	18.43	18.13	17.10	15.83
Tier 1 leverage ratio	11.32	11.03	10.85	10.93	10.80
Tier 1 capital	$165,368	$162,715	$161,037	$164,172	$163,806

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$10.29	$10.50	$10.26	$8.62	$8.18
High	10.70	11.12	10.76	9.11	8.94
Low	9.60	9.65	8.31	7.98	7.17
Common shares outstanding	12,460,678	12,460,678	12,475,881	12,547,390	12,600,478
Book value per share	$12.64	$12.52	$12.45	$12.25	$12.09
Cash dividends declared on common stock	$0.10	$0.10	$0.10	$0.10	$0.10
Dividend payout ratio	58.39%	72.94%	60.33%	53.16%	54.88%
Stock repurchases	$—	$156	$676	$471	$744
Stock repurchases – shares	—	15,203	71,509	53,088	93,515

EARNINGS PER SHARE COMPUTATIONS
Net income	$2,134	$1,710	$2,079	$2,369	$2,312
Weighted average basic and dilutive common shares outstanding	12,460,678	12,468,052	12,526,673	12,578,494	12,667,129
Basic and diluted earnings per common share	$0.17	$0.14	$0.17	$0.19	$0.18

(1)

As a small bank holding company, the Company is exempt from the Federal Reserve Board's risk-based capital and leverage rules.  BankFinancial Corporation capital data is included for informational purposes only.

(2)

As a qualifying community bank pursuant to Section 201 of the Economic Growth, Regulatory Relief and Consumer Protection Act of 2018, the Bank elected to adopt the Community Bank Leverage Ratio requirement in 2020. The Community Bank Leverage Ratio is equal to the Bank's Tier 1 Leverage Ratio.  Other BankFinancial, NA capital data is included for informational purposes only.